SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                           FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):

                     March 16, 2001

                    METRIS MASTER TRUST
                 METRIS RECEIVABLES, INC.
         (Originator of the Metris Master Trust)
  (Exact name of registrant as specified in its charter)


       Delaware                033-99514                  41-1810301
(State of Incorporation) (Commission File Number)     (IRS Employer
                                                      Identification No.)



   10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
        (Address of principal executive offices)


                    (612) 417-5645
  (Registrant's telephone number, including area code)





               METRIS RECEIVABLES, INC.
             Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

Ex. 20a       Series 1997-1 February Certificateholders' Statement

Ex. 20b       Series 1997-2 February Certificateholders' Statement

Ex. 20c       Series 1998-3 February Securityholder's Statement

Ex. 20d       Series 1999-1 February Securityholder's Statement

Ex. 20e       Series 1999-2 February Securityholder's Statement

Ex. 20f       Series 1999-3 February Securityholder's Statement

Ex. 20g       Series 2000-1 February Securityholder's Statement

Ex. 20h       Series 2000-2 February Securityholder's Statement

Ex. 20i       Series 2000-3 February Securityholder's Statement

Ex. 20j       Series 2001-1 February Securityholder's Statement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METRIS RECEIVABLES, INC.



                                  By /s/____________________________
                                     Ralph A. Than
                                     Senior Vice President and Treasurer


Dated:  March 16, 2001